SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                          ----------------------
                                FORM 8-K/A
                             Amendment No. 3

               PURSUANT TO SECTION 12, 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported): September 16, 1996
   --------------------------------------------------------------------

                   WALDEN RESIDENTIAL PROPERTIES, INC.
         (Exact name of Registrant as specified in its Charter)

                                MARYLAND
                      (State of other jurisdiction
                          of incorporation or
                              organization)

                                1-12592
                        (Commission file number)

                               75-2506197
                 (I.R.S. Employer Identification Number)

                           One Lincoln Centre
                      5400 LBJ Freeway, Suite 400
                          Dallas, Texas 75240
                 (Address of principal executive offices)

    Registrant's telephone number, including area code: (972) 788-0510

                             Not Applicable
      (Former name or former address, if changed since last report)




                            EXPLANATORY NOTE

     Walden Residential Properties, Inc., a Maryland corporation, hereby amends its Form 8-K dated September 16, 1996, and filed with the Securities and Exchange Commission on October 1, 1996 to include the Independent Auditors' Consent - Exhibit 23.1.




                                                     Exhibit 23.1

                      INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in the Registration Statement on Form S-3 (Registration No. 333-13809) and the Registration Statement on Form S-3 (Registration No. 333-02520) for our report dated November 1, 1996, with respect to the combined statement of revenues and certain expenses of Villas of St. Moritz, Remington, Costa del Sol, Summer Oaks, Ashbury Parke, Cozumel, Princeton Meadows II, Raintree, Quayle Walk, Timber Creek and Waterford included in the Current Report on Form 8-K of Walden Residential Properties, Inc. for the year ended December 31, 1995.

/s/  Deloitte & Touche LLP
--------------------------

DELOITTE & TOUCHE LLP

Dallas, Texas
December 17, 1996




                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WALDEN RESIDENTIAL PROPERTIES, INC.



/s/  Mark S. Dillinger                       December 18, 1996
----------------------                       -----------------
Mark S. Dillinger                            Date
Executive Vice President,
Chief Financial Officer and Director
(Principal Financial and Accounting Officer)